UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2008
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Securityholders
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signature
EX-3.1
EX-3.2
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement.
     On December 19, 2008, Wintrust Financial Corporation (the “Registrant”) entered into a Letter Agreement, including the Securities Purchase Agreement — Standard Terms incorporated therein (the “Purchase Agreement”), with the United States Department of the Treasury (“Treasury”), pursuant to which the Registrant issued and sold to Treasury, in exchange for aggregate consideration of $250,000,000, (i) 250,000 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), liquidation preference of $1,000 per share and (ii) a warrant (the “Warrant”) to purchase 1,643,295 shares of the Registrant’s common stock, no par value per share (the “Common Stock”), for $22.82 per share, or an aggregate purchase price of $37,500,000 in cash. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The following description of the Series B Preferred Stock and the Warrant are qualified in their entirety by reference to the Certificate of Designations (as defined below) and Warrant, which are attached as Exhibits 3.1 and 4.1, respectively, and are incorporated by reference herein.
     The Series B Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series B Preferred Stock may be redeemed by the Registrant after three years. Prior to the end of three years, the Series B Preferred Stock may be redeemed by the Registrant only with proceeds from the sale of qualifying equity securities of the Registrant (a “Qualified Equity Offering”). Any redemption of the Series B Preferred Stock requires the approval of the Federal Reserve. The restrictions on redemption are set forth in the Certificate of Designations.
     The Series B Preferred Stock ranks pari passu with the Registrant’s 8.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series A with respect to dividends, distributions, liquidation, dissolution and winding-up. While the Series B Preferred Stock is outstanding, the Registrant is prohibited from issuing securities senior to the Series B Preferred Stock without approval of holders of 66 2/3% of the shares of Series B Preferred Stock.
     The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to certain anti-dilution adjustments, equal to $22.82 per share of the Common Stock. If the Registrant receives aggregate gross cash proceeds of not less than $250,000,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments, underlying the Warrant. Pursuant to the Purchase Agreement, Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.
     The Series B Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Registrant has agreed to register the Series B Preferred Stock, the Warrant and the shares of Common Stock underlying the Warrant (the “Warrant Shares”), as soon as practicable after the date of the issuance of the Series B Preferred Stock and the Warrant. Neither the Series B Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the date on which the Registrant has received aggregate gross proceeds of not less than $250,000,000 from one or more Qualified Equity Offerings and December 31, 2009.
     In the Purchase Agreement, the Registrant agreed that, until such time as Treasury ceases to own any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement, the Registrant will take all necessary action to ensure that its Benefit Plans (as defined below) with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series B Preferred Stock and the Warrant, and has agreed to not adopt any Benefit Plans with respect to, or which covers, its senior executive officers that do not comply with the EESA. As a condition to the closing of the transaction, each of Messrs. David A. Dykstra, John S. Fleshood, Richard B. Murphy, David L. Stoehr, and Edward J. Wehmer, the Registrant’s Senior Executive Officers (as defined in the Purchase Agreement) (the “Senior Executive Officers”), (i) executed a waiver (the “Waiver”) voluntarily waiving any claim against the Treasury or the Registrant for any changes to such Senior Executive Officer’s compensation or benefits that are required to comply with EESA and any guidance or regulation thereunder and acknowledging that section 111(b) of the EESA may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Registrant acquired pursuant to the Purchase Agreement or the Warrant; and (ii) entered into a letter agreement (the “Letter Agreement”) with the Registrant amending the Benefit Plans with respect to such Senior Executive Officer, during the period that the Treasury owns any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement or the Warrant, as necessary to comply with Section 111(b) of the EESA. The form of Waiver and the form of Letter Agreement executed by the Senior Executive Officers are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.
Item 3.03. Material Modification to Rights of Securityholders.
     Upon issuance of the Series B Preferred Stock on December 19, 2008, the ability of the Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Common Stock or other securities, including trust preferred securities, will be subject to restrictions. This includes a restriction against increasing dividends from the last semiannual cash dividend per share ($0.18) declared on the Common Stock prior to October 14, 2008. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series B Preferred Stock and (b) the date on which the Series B Preferred Stock has been redeemed in whole or Treasury has transferred all of the Series B Preferred Stock to third parties. The restrictions described in this paragraph are set forth in the Purchase Agreement.

     In addition, pursuant to the Certificate of Designations, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Common Stock or other securities will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series B Preferred Stock. These restrictions are set forth in the Certificate of Designations.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.
     In addition to the restrictions required pursuant to EESA as described above, the Registrant entered into amended and restated employment agreements (the “Amended and Restated Employment Agreements”) with each of the Senior Executive Officers on December 19, 2008 for the purpose of (i) changing the basis of calculating the cash and stock bonus component of death, permanent disability and termination benefits to the target cash and stock bonus for the year in which death, permanent disability or termination occurs rather than actual cash or stock compensation for the prior twelve months, (ii) eliminating the reduction in permanent disability or termination benefits for earned income, (iii) for Messrs. Stoehr and Fleshood, increasing the factor by which death, permanent disability and termination benefits are multiplied to three times from two times and extending the related payment and non-competition periods to three years from two years and (iv) making certain other incidental or non-material amendments. In addition, the employment agreements for Messrs. Stoehr and Fleshood were amended to comply with Section 409A of the Internal Revenue Code. The foregoing description of the Amended and Restated Employment Agreements is qualified in its entirety by reference to the Amended and Restated Employment Agreements, which are attached as Exhibits 10.4 through 10.8 and are incorporated by reference herein.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 18, 2008, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Illinois Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Series B Preferred Stock. The Series B Preferred Stock has a liquidation preference of $1,000 per share. The description of the Series B Preferred Stock fixed by the Certificate of Designations contained in Items 1.01 and 3.03 above is incorporated by reference into this Item 5.03. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
     Additionally, on December 18, 2008, the Registrant filed an amended and restated Certificate of Designations in respect of its 8.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series A (the “Series A Certificate of Designations”) with the Illinois Secretary of State for the purpose of correcting a drafting error in the anti-dilution formula contained in Section 13(a)(vii) of the Series A Certificate of Designations and to clarify that the Series B Preferred Stock is not a Voting Parity Security (as defined in the Series A Certificate of

Designations). The Series A Certificate of Designations is attached hereto as Exhibit 3.2 and is incorporated by reference herein.
Item 8.01. Other Events.
     On December 19, 2008, the Registrant issued a press release announcing the consummation of the transactions described above under “Item 1.01. Entry into a Material Definitive Agreement.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations for the Series B Preferred Stock

3.2	Amended and Restated Certificate of Designations for the Series A Preferred Stock

4.1	Warrant for Purchase of Shares of Wintrust Financial Corporation Common Stock

10.1	Letter Agreement, including the Securities Purchase Agreement — Standard Terms incorporated therein, dated December 19, 2008, between Wintrust Financial Corporation and the United States Department of the Treasury, with respect to the issuance and sale of the Series B Preferred Stock and the Warrant

10.2	Form of Waiver, executed by each of Messrs. David A. Dykstra, John S. Fleshood, Richard B. Murphy, David L. Stoehr, Edward and J. Wehmer

10.3	Form of Letter Agreement, executed by each of Messrs. David A. Dykstra, John S. Fleshood, Richard B. Murphy, David L. Stoehr, and Edward J. Wehmer with the Registrant

10.4	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and Edward J. Wehmer

10.5	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation t and David A. Dykstra

10.6	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and David L. Stoehr

10.7	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and Richard B. Murphy

10.8	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and John S. Fleshood

99.1	Press Release dated December 19, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: December 24, 2008

Exhibit Index

3.1	Certificate of Designations for the Series B Preferred Stock

3.2	Amended and Restated Certificate of Designations for the Series A Preferred Stock

4.1	Warrant for Purchase of Shares of Wintrust Financial Corporation Common Stock

10.1	Letter Agreement, including the Securities Purchase Agreement — Standard Terms incorporated therein, dated December 19, 2008, between Wintrust Financial Corporation and the United States Department of the Treasury, with respect to the issuance and sale of the Series B Preferred Stock and the Warrant

10.2	Form of Waiver, executed by each of Messrs. David A. Dykstra, John S. Fleshood, Richard B. Murphy, David L. Stoehr, Edward and J. Wehmer

10.3	Form of Letter Agreement, executed by each of Messrs. David A. Dykstra, John S. Fleshood, Richard B. Murphy, David L. Stoehr, and Edward J. Wehmer with the Registrant

10.4	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and Edward J. Wehmer

10.5	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation t and David A. Dykstra

10.6	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and David L. Stoehr

10.7	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and Richard B. Murphy

10.8	Amended and Restated Employment Agreement dated as of December 19, 2008 between Wintrust Financial Corporation and John S. Fleshood

99.1	Press Release dated December 19, 2008